Exhibit 32.1



                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Seacoast Banking Corporation of Florida (the "Company"), does hereby certify that:

1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003

                                 /s/ Dennis S. Hudson, III
                                 -----------------------------------------------
                                 Dennis S. Hudson, III
                                 Director,President and Chief Executive Officer